MERCER FUNDS

SUPPLEMENT TO

THE PROSPECTUS DATED JULY 31, 2020 AS SUPPLEMENTED AUGUST 3, 2020, AUGUST 20, 2020, OCTOBER 14, 2020 AND NOVEMBER 13, 2020,

AND THE

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2020, AS SUPPLEMENTED AUGUST 3, 2020, AUGUST 20, 2020 AND NOVEMBER 13, 2020

The date of this Supplement is March 1, 2021

Effective immediately, the following updates information relating to Parametric Portfolio Associates LLC (“Parametric”) on pages 55, 58, 63, 68, and 71 of the Prospectus and page 43 of the Statement of Additional Information, with respect to the Mercer US Large Cap Equity Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund.

Parametric Portfolio Associates LLC (“Parametric”), headquartered at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, serves as a Subadvisor to the Mercer US Large Cap Equity Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund. Parametric is an indirect wholly-owned subsidiary of Morgan Stanley., a publicly traded company. Parametric is registered as an investment adviser under the Advisers Act.